UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ardelyx, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of ARDELYX, INC. To Be Held On: June 9 2020 at 8:30 am Pacific Time via live webcast on the Internet. To register to attend the Annual Meeting online, please register at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020 and follow the instructions. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 29, 2020. Please visit http://www.astproxyportal.com/ast/19476/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please register at register.proxypush.com/ARDX on or before 5:00 p.m. Eastern Time on June 5, 2020 and follow the instructions. Be sure to have available the account number. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. TO VOTE: & Young, LLP as the independent registered public accounting firm of the executive officers as disclosed in this proxy statement pursuant to the (“Say-on-Pay”). 1. To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. NOMINEES: Robert Bazemore Gordon Ringold, Ph.D. Richard Rodgers Please note that you cannot use this notice to vote by mail. 2. To ratify the selection, by the Audit Committee of our Board of Directors, of Ernst Company for the fiscal year ended December 31, 2020. 3. To approve, on a non-binding, advisory basis, the compensation of our named compensation disclosure rules of the Securities and Exchange Commission 4. To approve, on a non-binding, advisory basis, whether a Say-on-Pay vote should occur every one (1) year, every two (2) years or every three (3) years. 5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 15, 2020. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER